                                                                PEROTSYSTEMS(TM)
--------------------------------------------------------------------------------
                                                     DYNEGY RELATIONSHIP SETTING


                                                          Exploratory Discussion


o    Congratulations

o    Introductions

o    Open dialogue -- seek insights

o    Previous discussion -- change/shift in strategy

     -    PSC's unique experience retail markets

     -    multi market NERC [ILLEGIBLE] & ETSO in Europe

     -    possibly offer an opportunity

o Interest -- market movers/choice strategy suggest high use of technology and interest in innovative partnerships/alliances

o Viewpoints (offer) as discussion points around which explore match to issues of significance could offer compelling match for discovery & shaping a relationship -- [talk to comments Schatzman & Ryser plus background of Atchison]

o    Challenges: eCommerce (how last/rich content and flexibility)

     -    infrastructures

     -    acquisition

     -    delivery

     -    management (knowledge)

     -    product/service launch

     -    risk/asset value


1. Choice -- customer driven products & services [commodity + = total least cost + convenience]

     -    cost

     -    reliability

     -    customization

2.   Value Shaping

     - innovation in asset/risk management -- new ways of profitability -- Total Solutions

3.   New Market entities (eCommerce)

     - shared infrastructure needs B2B and B2C e.g., acquisition; care] disintermediation -- Check FRUC/MISO

4.   X-boundary markets -- infrastructure key


ILLINOIS [ILLEGIBLE] -- 2000 C&I

Donna Atchison:  Pres., Dynegy-Energy Services [retail alliances & IEP marketing]

Milton Scott:    CAO [shared services] former AA Partner

Matt Schatzman:  Pres., Energy Trading [vast array products and services --
                 comfort and conveniences] -- tech platform

Dan Ryser:       Exec. VP Dynegy Marketing & Trading [eCommerce]

"Energy Store" Alliances -- regional [Consumers First; Nicor; All Energy; AGC-Piedmont]

                         Shared Infrastructure/Process

1.   Tech Services Platform -- C&I            -- Customer Direct              Business Metrics

2.   Opportunity Dynegy Marketing Trade       -- Customer Care Management     Focus

BACKGROUND
--------------------------------------------------------------------------------

Framing:  o Why Are We Here -- market movers/align success -- changing way to do business technology enabled
          o Exploring strategic alignment Compelling Significance -- measures for success
          o Process for Qualification
          o Partnering Innovation

Discussion Areas (e-Commerce Viewpoints)
          1. Technology Platform -- product and service design/launch
          2. Customer Knowledge & Care Mngt Services & Infrastructure -- [ILLEGIBLE]/low costs
          3. Risk management Dynamic Asset & Mkt Modeling
          4. Acquisition Engine Virtual Co
          5. Technology Services (enabling)
          6. Multi-market integration [B2B] Retail/Wholesale


5    CONFIDENTIAL AND PROPRIETARY                               PEROTSYSTEMS(TM)

FRAMEWORK FOR E-COMMERCE OPPORTUNITIES TO FILL THE GAP
--------------------------------------------------------------------------------

A DIGITAL MARKET POINT-OF-VIEW



                               [GRAPHIC OMITTED]



6 CONFIDENTIAL AND PROPRIETARY                                  PEROTSYSTEMS(TM)

SNAPSHOT VIEW: OUR JOURNEY IN BUILDING PEROT SYSTEMS' ENERGY CREDENTIALS
--------------------------------------------------------------------------------



  U.S.   LPP/GAS PIPELINE

         GAS DEREGULATION


EUROPE           ELECTRICITY & GAS: PRIVATIZATION, DEREG & COMPETITION
(U.K.,
GERMANY,       1st European Utility Technology Outsourcing
SWEDEN)        Retail Electricity & Gas Service & Infrastructure
               Virtual Utility Design & Transformation
               Pan European X-Boundary Services


  U.S.                         ELECTRICITY, GAS AND WATER

                 1st Deregulated Energy and Transmission Clearinghouse (ISO) 1st Commercial Market Clearing Exchange (PX)
                 Largest US Municipal Utility transformation
                 Investor Utilities - Major Business Redesign
                 Architect & Developer-NA Continent Market Clearinghouse(TMS) Energy Outsourcing Services- iQom

                               ACCELERATE CHANGE

1989   1990   1991   1992   1993  1994   1995  1996   1997   1998   1999   2000


7 CONFIDENTIAL AND PROPRIETARY                                  PEROTSYSTEMS(TM)

DESIGNING THE "TO BE" STATE
--------------------------------------------------------------------------------
FROM THE CUSTOMER'S PERSPECTIVE



     ENERGY PARADIGM SHIFT            MARKET STATE


       [GRAPHIC OMITTED]         o  INTEGRATED SERVICE SOLUTIONS PROVIDER





                                           o  DEREGULATION




                                           o  REGULATED


8 CONFIDENTIAL AND PROPRIETARY                                  PEROTSYSTEMS(TM)